                                   Exhibit 24.1



                    POWER OF ATTORNEY



          STANLEY T. SKINNER, the undersigned, Chairman of

the Board, Chief Executive Officer, and Director of PG&E

Corporation, hereby constitutes and appoints BRUCE R.

WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC

MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M.

BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and

Exchange Commission in his capacity as Chairman of the

Board, Chief Executive Officer, and Director of said

corporation the registration statement or statements

covering the resale of shares of said corporation's common

stock issued pursuant to the Merger Agreement dated November

6, 1996, as may be amended or modified hereafter, in

connection with acquisition of Teco Pipeline Company, and

any and all amendments or supplements thereto, and hereby

ratifies all that said attorneys or any of them may do or

cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents

this 15th day of January, 1997.



                                   STANLEY T. SKINNER
                                   ------------------
                                   STANLEY T. SKINNER

                    POWER OF ATTORNEY



          GORDON R. SMITH, the undersigned, Chief Financial

Officer of PG&E Corporation, hereby constitutes and appoints

BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG,

ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG

M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and

Exchange Commission in his capacity as Chief Financial

Officer of said corporation the registration statement or

statements covering the resale of shares of said

corporation's common stock issued pursuant to the Merger

Agreement dated November 6, 1996, as may be amended or

modified hereafter, in connection with acquisition of Teco

Pipeline Company, and any and all amendments or supplements

thereto, and hereby ratifies all that said attorneys or any

of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents

this 15th day of January, 1997.



                                   GORDON R. SMITH
                                   ---------------
                                   GORDON R. SMITH

                    POWER OF ATTORNEY



          CHRISTOPHER P. JOHNS, the undersigned, Controller

of PG&E Corporation, hereby constitutes and appoints BRUCE

R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC

MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M.

BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and

Exchange Commission in his capacity as Controller of said

corporation the registration statement or statements the

resale of shares of said corporation's common stock issued

pursuant to the Merger Agreement dated November 6, 1996, as

may be amended or modified hereafter, in connection with

acquisition of Teco Pipeline Company, and any and all

amendments or supplements thereto, and hereby ratifies all

that said attorneys or any of them may do or cause to be

done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents

this 15th day of January, 1997.



                                   CHRISTOPHER P. JOHNS
                                   --------------------
                                   CHRISTOPHER P. JOHNS

                    POWER OF ATTORNEY



          Each of the undersigned Directors of PG&E

Corporation hereby constitutes and appoints BRUCE R.

WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC

MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M.

BUCHSBAUM, or GRACE U. SHIN his or her attorneys with full

power of substitution to sign and file with the Securities

and Exchange Commission in his or her capacity as Director

of said corporation the registration statement or statements covering the resale of shares of said corporation's common

stock issued pursuant to the Merger Agreement dated November

6, 1996, as may be amended or modified hereafter, in

connection with acquisition of Teco Pipeline Company, and

any and all amendments or supplements thereto, and hereby

ratifies all that said attorneys or any of them may do or

cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents

this 15th day of January, 1997.

STANLEY T. SKINNER                 DAVID A. COULTER
--------------------               ------------------
ROBERT D. GLYNN, JR.               C. LEE COX
--------------------               ------------------
RICHARD A. CLARKE                  SAMUEL T. REEVES
--------------------               ------------------
H. M. CONGER                       RICHARD B. MADDEN
--------------------               ------------------
MARY S. METZ                       BARRY LAWSON WILLIAMS
--------------------               --------------------
JOHN C. SAWHILL                    REBECCA Q. MORGAN
--------------------               --------------------
WILLIAM S. DAVILA
--------------------